SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 5, 2009 (October 6, 2009)
Date of Report (Date of earliest event reported)
SUPERIOR WELL SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51435 (Commission File Number)	20-2535684 (IRS Employer Identification Number)

1380 Rt. 286 East, Suite #121 Indiana, Pennsylvania 15701 (Address of principal executive offices) (724) 465-8904 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     At the Johnson Rice 2009 Energy Conference to be held in New Orleans, Louisiana on October 6, 2009, Chairman and Chief Executive Officer of Superior Well Services, Inc. (the “Company”), Dave Wallace, will present information about the Company contained in the slide presentation attached as Exhibit 99.1 to this report, which slide presentation is incorporated by reference into this Item 7.01. The Company’s presentation will be webcast live at 3:15 p.m. Central Time on October 6, 2009 at http://www.wsw.com/webcast/jr10/swsi/ and will be archived for 30 days. The slide presentation also will be available for 30 days on the “Investor Relations” section of the Company’s website at www.swsi.com beginning on October 6, 2009.
     On October 2, 2009, Superior Well Services, Inc. issued a press release announcing its participation in the Johnson Rice 2009 Energy Conference. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
     Statements contained in Exhibits 99.1and 99.2 to this report that state the Company’s or its management’s expectations or predictions are forward-looking statements. The Company’s actual results could materially differ from those projected in such forward-looking statements. Factors that could affect such results include those mentioned in the reports that the Company has filed with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
     Superior Well Services, Inc. wishes to furnish its slide presentation to be given on October 6, 2009 at the Johnson Rice 2009 Energy Conference, which slide presentation is furnished herewith as Exhibit 99.1, and the press release announcing its participation in the Johnson Rice 2009 Energy Conference, which press release is furnished herewith as Exhibit 99.2.
     In accordance with General Instruction B.2. of Form 8-K and the Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Item 7.01, and Item 9.01 related thereto, of Form 8-K and shall not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
     (d) Exhibits.

99.1	Slide Presentation to be given by Chairman and Chief Executive Officer of Superior Well Services, Inc., Dave Wallace, at the Johnson Rice 2009 Energy Conference to be held in New Orleans, Louisiana on October 6, 2009.

99.2	Press release issued October 2, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR WELL SERVICES, INC. (Registrant)
/s/ Thomas W. Stoelk
Thomas W. Stoelk
Vice President & Chief Financial Officer

Dated: October 5, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide Presentation to be given by Chairman and Chief Executive Officer of Superior Well Services, Inc., Dave Wallace, at the Johnson Rice 2009 Energy Conference to be held in New Orleans, Louisiana on October 6, 2009.

99.2	Press release issued October 2, 2009.